SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

December 16, 2004

Date of report (Date of earliest event reported)

Integrated Device Technology, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-12695	94-2669985
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2975 Stender Way, Santa Clara, California 95054

(Address of principal executive offices) (Zip Code)

(408) 727-6116

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On December 16, 2004, IDT entered into an agreement for the purchase of new Silicon Valley headquarters located at 6024 Silver Creek Valley Road, San Jose, California, from Electroglas, Inc., a Delaware corporation (“Electroglas”). The purchase price is $29,000,000 and is scheduled to be paid at the close of escrow, currently scheduled to occur on January 5, 2005. The close of escrow and payment of the purchase price by IDT is subject to standard closing conditions, such as a title review, feasibility review, property survey and environmental review. Concurrently with the closing, Electroglas will enter into a lease agreement with IDT pursuant to which Electroglas will lease back from IDT portions of the facility up to June 30, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 21, 2004

INTEGRATED DEVICE TECHNOLOGY, INC.

By:	/s/ CLYDE R. HOSEIN
Clyde R. Hosein Vice President and Chief Financial Officer (duly authorized officer)

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